Exhibit 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports, included (or incorporated by reference) in this Form 10-K/A, into the Company's previously filed Form S-8 Registration Statement (No. 33-06404), Form S-8 Registration Statement (No. 33-26056), Form S-8 Registration Statement (No. 33-52355), and Form S-8 Registration Statement (No. 33-47528).


                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------
                                                ARTHUR ANDERSEN LLP



Atlanta, Georgia
October 30, 2000